Exhibit 10.7

LEASE AGREEMENT ENTERED BY AND BETWEEN ENG. SALOMON ROSALES LIRA, AS LESSOR, AND US PRECIOUS METALS DE MEXICO SA DE CV, AS LESSEE, REPRESENTED HEREIN BY ENG. CARLOS BECERRA DAVALOS, REGARDING THE WAREHOUSE LOCATED AT AV. JACARANDA 119. THE CONTRACTING PARTIES AGREE TO BE SUBJECT TO THE FOLLOWING:

TERMS

FIRST. BOTH PARTIES ACKNOWLEDGE EACH OTHER’S CAPACITIES. THE PROPERTY SUBJECT MATTER OF THE LEASE AGREEMENT IS LOCATED AT JACARANDA 119 COL. LOS ANGELES, MORELIA, MICH.

SECOND. THE NET RENT SHALL BE $26,500.00 (TWENTY-SIX THOUSAND FIVE HUNDRED PESOS 00/100 NATIONAL CURRENCY), AFTER VAT AND WITHHOLDINGS. THE RENT SHALL BE PAID THE FIRST DAYS OF EACH MONTH BY MEANS OF DEPOSIT IN BANORTE ACCOUNT NO. 0144775916 IN THE LESSOR’S NAME, WITHOUT THE NEED OF REQUIREMENT FOR PAYMENT AND IN ADVANCED MONTHLY INSTALLMENTS. AFTER THE FIFTH DAY OF EACH MONTH, A 10% LATE CHARGE SHALL BE CHARGED. AFTER THE TENTH DAY OF DELAY IN PAYMENT, THE LESSOR SHALL TAKE POSSESSION OF THE WAREHOUSE AND OF THE GOODS KEPT THEREIN TO GUARANTEE THE RENT PAYMENT.

THIRD. THE LEASE AGREEMENT SHALL HAVE A TERM OF DURATION OF 2 YEARS, FROM FEBRUARY 1, 2009 TO FEBRUARY 1, 2011. AFTER THE FIRST YEAR, THE RENT SHALL INCREASE ACCORDING TO THE COST OF LIVING INDEX INCREASE ISSUED BY BANCO DE MEXICO.

FOURTH. THE PROPERTY SUBJECT TO LEASE SHALL BE USED AS WAREHOUSE AND A CHANGE IN THIS USE SHALL BE GROUNDS FOR TERMINATION.

FIFTH. THE LESSEE RECEIVES THE PROPERTY IN PERFECT CONDITION AND IS BOUND TO RETURN IT IN THE SAME CONDITION WITHOUT DAMAGES TO WALLS, FLOORS, ROOFS, ELECTRIC INSTALLATIONS, ETC. AND DOES NOT PROVIDE ANY AMOUNT AS SECURITY DEPOSIT.

SIXTH. SINCE THE LESSEE WAIVES THIS BENEFIT, UPON EXPIRATION OF THE TERM OF THIS AGREEMENT, THERE IS NO POSSIBILITY OF EXTENSION.

SEVENTH. THE LESSEE RECEIVES THE PROPERTY UP-TO-DATE IN REGARDS TO THE PAYMENT OF WATER AND ELECTRICITY BILLS AND UNDERTAKES TO RETURN IT UP-TO-DATE WITH THE PAYMENT OF THOSE SERVICES.

EIGHTH. DELAY IN PAYMENT FOR TEN DAYS SHALL BE GROUNDS FOR TERMINATION OF THE AGREEMENT. THE LESSEE AGREES TO RETURN IT IMMEDIATELY TO THE LESSOR WITHOUT ANY TYPE OF OBJECTION.

NINTH. FOR THE INTERPRETATION OF THIS AGREEMENT, THE PARTIES EXPRESSLY SUBMIT TO THE JURISDICTION OF THE COURTS OF MORELIA, MICH., WAIVING ANY OTHER VENUE TO WHICH THEY MAY BE ENTITLED.

IN MORELIA, MICH. ON FEBRUARY 1, 2009.

ENG. CARLOS BECERRA DAVALOS	ENG. SALOMON ROSALES LIRA
RELACIONES EXTERIORES #50	JACARANDA 119 COL. LOS ANGELES
COL. 5 DE DICIEMBRE, MORELIA	MORELIA, 58000

[signature]	[signature]